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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Aspect Communications Corporation on Form S-8 of our reports dated January 22, 2001 (February 27, 2001 as to Note 17) and March 28, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Aspect Communications Corporation for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
November 12, 2001